Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT VIR BIOTECHNOLOGY, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Preliminary Collaboration Agreement

This Preliminary Collaboration Agreement (this “Preliminary Collaboration Agreement” or “PCA”) is entered into as of February 14, 2021 (the “PCA Execution Date”), by and between Glaxo Wellcome UK Limited, (“GSK”) and Vir Biotechnology, Inc. (“VIR”). VIR and GSK may be referred to individually as a “Party” and collectively as the “Parties.” Reference is made to that certain Definitive Collaboration Agreement between GSK and VIR dated June 9, 2020 (the “Existing Collaboration Agreement”). This PCA sets forth the key terms upon which the Parties would expand the collaboration to include (a) an antibody program directed towards influenza, (b) functional genomics approaches to Respiratory Viral Diseases (as defined below), and (c) antibody programs directed towards additional pathogens, each, as further described below (collectively, the “Collaboration”). It is anticipated that following the PCA Execution Date, the Parties will enter into a definitive agreement to include more detailed terms governing the Collaboration as described in this PCA (the “New DCA”). Further, in connection with the transactions contemplated under this PCA, the Parties are also executing a stock purchase agreement (the “Stock Purchase Agreement”) pursuant to which GSK will purchase certain shares of VIR’s common stock at the price agreed therein. Any capitalized terms not otherwise defined in this PCA shall have the respective meanings ascribed to them in the Existing Collaboration Agreement, as such terms may be required to be modified with respect to each of the programs that are the subject of the Collaboration.

Binding Nature of this Preliminary Collaboration Agreement

The Parties hereby enter into this PCA, which constitutes a binding obligation of both Parties.  This Section 1 and Sections 2, 3, 18-24 of this PCA (together with the appendices referenced in such sections) shall be effective as of the PCA Execution Date.

All other terms of this PCA will become automatically effective on the date on which all of the following conditions have been met: (a) any waiting period applicable to the transactions contemplated by this PCA and by the Stock Purchase Agreement under the HSR Act shall have expired or been terminated earlier; (b) no judicial or administrative proceeding opposing consummation of all or any part of this PCA shall be pending; and (c) no Law, order or injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this PCA or any material portion hereof shall be in effect (such date, the “PCA Effective Date”).

[***], VIR shall [***].

Execution of the New DCA

The Parties will, in good faith, negotiate and execute the New DCA within ninety (90) days following the PCA Execution Date, subject to Section 23 of this PCA below. The New DCA shall include a more detailed set of terms governing the Collaboration under this PCA, which terms shall be consistent with the terms of this PCA.

Existing Programs

Unless specified in this PCA or otherwise agreed by the Parties in the New DCA, the existing Collaboration Programs (as defined therein) under the Existing Collaboration Agreement will continue and will not otherwise be affected by this PCA.

Influenza Program

The Parties will collaborate on an influenza program which, subject to any pre-existing restrictions set forth in VIR’s existing third party agreements disclosed by VIR to GSK prior to execution of the PCA and set forth on Appendix A attached hereto, will include all antibodies owned or controlled by VIR or any of its Affiliates as of the PCA Effective Date and during the term of the PCA and the New DCA, for the prevention, treatment, or prophylaxis of the influenza virus (“VIR Influenza mAbs”), including VIR-2482 (if the Option is exercised), VIR-2482XX2, and other VIR Influenza mAbs (if the Parties mutually decide to include such other antibodies, [***]) (the “Influenza Program”).

The Influenza Program will include certain product profile criteria for each product containing any VIR Influenza mAb (the “Product Criteria”), including (a) [***] and (b) [***], in each case, as further described on Appendix B attached to this PCA.

VIR-2482

VIR may conduct development activities with respect to VIR-2482 up to the completion of Phase II Clinical Studies without support of GSK.  An agreed Development Plan for VIR-2482 and VIR-2482XX2 is set forth on Appendix C attached to this PCA.  VIR will be responsible for the development activities set forth on Appendix C relating to VIR-2482 through completion of Phase II Clinical Studies, [***].

GSK shall have, and VIR hereby grants to GSK, an exclusive option (the “Option”) to exclusively collaborate with VIR on the development and commercialization of VIR-2482.  The Option is exercisable in GSK’s sole discretion during the period between the date on which GSK receives a pre-defined data package of data and results for all Phase II Clinical Studies completed by VIR in accordance with the Development Plan (the “Option Data Package”) and [***] thereafter (the “Option Exercise Period”). The Option Data Package shall include the data and information set forth on Appendix D attached hereto. For clarity, [***], provided that neither Party shall be required to conduct further Development activities to support any inquiry about any data or results included in such Option Data Package, and to the extent [***], the Option Exercise Period shall be extended until [***].

GSK will exercise the Option by providing written notice of exercise within the Option Exercise Period (as extended, if applicable). If the Option is exercised by GSK, then:

(a) on the date on which GSK gives written notice of exercise of the Option or, if any antitrust approvals in connection with exercise of such Option are required, on the date on which such approvals have been obtained (such date, the “VIR-2482 Program Effective Date”), VIR will be deemed to have automatically granted to GSK licenses to exclusively collaborate on the development, manufacturing, and commercialization of VIR-2482; and

(b) following the VIR-2482 Program Effective Date, GSK will pay, as applicable, the Option Exercise Fee as set forth in Section 16 below, and, commencing as of the VIR-2482 Program Effective Date, each Party will share 50% of the Development Costs and Pre-Tax Profits or Losses for VIR-2482, subject to the agreed opt-out mechanisms set forth in Section 8 below. Following the VIR-2482 Program Effective Date, VIR and GSK will then collaborate on the Phase III trials of VIR-2482 and for any future development, manufacturing and commercialization of VIR-2482, with GSK being the lead party.

If GSK elects not to exercise the Option with respect to VIR-2482 or fails to exercise the Option during the Option Exercise Period (subject to any extension, where applicable), VIR shall have the right to further develop and commercialize VIR-2482 independently, alone or with a third party, provided that in such case, (i) [***], and, without limiting the foregoing, VIR shall [***], and (ii) [***].

VIR-2482XX2

GSK shall have, and VIR grants to GSK, effective as of the PCA Effective Date, the exclusive right to collaborate with VIR on the development and commercialization of VIR-2482XX2 on and after the PCA Effective Date unless the JSC agrees to pursue another VIR Influenza mAb (other than VIR-2482 or VIR-2482XX2) with the potential to achieve [***].

Each Party will share 50% of the Development Costs and Pre-Tax Profits or Losses in connection with the development, manufacturing and commercialization of VIR-2482XX2 following the PCA Effective Date, subject to the agreed opt-out mechanisms set forth in Section 8 below.

Additional VIR mAbs

Subject to any pre-existing restrictions set forth in VIR’s existing third party agreements disclosed by VIR to GSK prior to execution of the PCA as set forth on Appendix A, GSK shall have access to all other VIR Influenza mAbs. Either Party may identify a VIR Influenza mAb, which, if approved by the JSC based on the agreed candidate criteria, shall be included in the Collaboration, and thereafter, the Parties will further develop such VIR Influenza mAb in accordance with a Development Plan (including an associated development budget).  Each Party will share 50% of the Development Costs and Pre-Tax Profits or Losses for any additional VIR Influenza mAb other than VIR-2482 and VIR-2482XX2 after the JSC agrees to include such additional VIR Influenza mAb in the Development Plan, subject to the agreed opt-out mechanisms set forth in Section 8 below.

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Expansion of Functional Genomics Program

In General

The Parties will establish an expanded Functional Genomics Program focusing on any functional genomics screens using cell lines incorporating or infected with a Respiratory Virus for Targets associated with Respiratory Viruses (“Respiratory Viral Functional Genomic Screens”) (such expanded program, the “Expanded Functional Genomics Program”). A “Target” means any human cellular host target with anti-pathogen potential.  A flowchart of the work stream for the Expanded Functional Genomics Program is set forth on Appendix E attached hereto. The Parties will co-fund and share equally Development Costs for the Expanded Functional Genomics Program as agreed by the JRDC. For the avoidance of doubt, the Expanded Functional Genomics Program will be Target-focused, and if a Target is identified to be associated with Respiratory Viral Disease(s) and approved by the JSC for inclusion in the Collaboration (a “Collaboration Target”), the Expanded Functional Collaboration will then be focused on the development and commercialization of products directed to the Respiratory Viral Diseases associated with such Collaboration Target; provided that the Parties may agree, through the JSC, [***] as part of the Collaboration.  For purposes of the Expanded Functional Genomics Program, “Respiratory Virus” means any virus that leads to primary pathology, disease or symptoms in the respiratory system including but not limited to, influenza, respiratory syncytial virus, human rhinovirus, parainfluenza, metapneumovirus, adenovirus, but [***], and “Respiratory Viral Disease” means any disease in human that is caused by a Respiratory Virus.

Pre-Collaboration Target Section.

Following the PCA Effective Date, the Parties will, under the oversight of the joint research and development committee (the “JRDC”), collaborate on identifying Targets of interest associated with a Respiratory Viral Disease [***] with respect to a Target in connection with a Respiratory Virus or Respiratory Viral Disease (such data, know-how and information resulting from Respiratory Viral Functional Genomic Screens, including any analysis thereof, collectively “Screening Data” and such process, the “Screening Data Analysis”). [***].

If the JRDC agrees to progress such Target into target validation, the Parties will agree on a Development Plan for target validation activities for such Target (“Target Validation Studies”).  Any Target evaluated by the JRDC on the basis of the Screening Data Analysis that the Parties do not elect to progress into Target Validation Studies shall become a Rejected Target and shall be subject to the provisions set forth below with respect to Rejected Targets.  For clarity, Target Validation Studies may also include additional screening activities with respect to such Target, which will be agreed by the Parties and provided in the applicable Development Plan.

With respect to each Target or Respiratory Viral Disease associated with a Target identified by the Parties that becomes the subject of Screening Data Analysis, each Party will contribute, at its discretion [***], data, information and know-how Controlled by such Party and relevant to the Respiratory Viral Disease associated with such Target, to be used in the Screening Data Analysis and, if the JRDC decides to progress such Target to the “commit to target validation” phase, in addition to data, information and know-how, each Party may contribute, at its discretion, compounds or products to be used in Target Validation Studies for the screening, selection, and validation of such Target.  Notwithstanding the foregoing, except with respect to any [***], to which [***], VIR shall [***] and, to the extent there is any, GSK shall [***]. For clarity, neither Party shall, nor shall either Party be required to, contribute to the Collaboration any Screening Data not related to Respiratory Viral Diseases.  Subject to any Independent Programs of such Party, each Party shall [***], and shall not [***], following the PCA Effective Date unless otherwise expressly permitted under this PCA.  For clarity, as between the Parties, [***].

All Screening Data arising from activities conducted within the Collaboration, including such Screening Data [***], “Collaboration Screening Data”). The Parties shall coordinate, through the Joint Patent Committee, with respect to the filing of any patent applications disclosing or claiming the Collaboration Screening Data.

Selection of Collaboration Targets

Following the Target Validation Studies with respect to a Target, the JRDC will deliver the results and data from the Screening Data Analysis and Target Validation Studies for such Target to the JSC for further evaluation. The Parties will then agree at the JSC whether to select such Target as the Collaboration Target for further development in the Collaboration.  The JSC will select Collaboration Targets based on [***].

Following the selection of a Collaboration Target by the JSC, the Parties will, through the JSC and in accordance with an agreed Development Plan (including associated budget), develop compounds and products directed to such Collaboration Target for further development and commercialization (each, a “Functional Genomics Product”), with the primary focus on Respiratory Viral Diseases.  Except as set forth above with respect to [***], with respect to the Expanded Functional Genomics Program, neither Party is required to bring its Party Assets into the Collaboration for use in connection with a Collaboration Target, and if the Parties agree to include any Party Asset in the Collaboration for a Collaboration Target, the Parties shall mutually agree on the relevant terms, including relevant IP terms and financial terms, with respect to such Party Asset, before such Party Asset can be included in the Collaboration. Subject to the preceding sentence, the Parties will share equally the Development Costs and Pre-Tax Profits or Losses for the development, manufacture and commercialization of any Functional Genomics Product, subject to the opt-out mechanisms set forth below and in Section 8.  If the Parties identify other diseases associated with a Collaboration Target, then, [***].

Following the selection of a Collaboration Target by the JSC, neither Party shall [***] outside the Collaboration, until [***].

Opt-Outs

With respect to each Collaboration Target, either Party may elect to opt out of co-funding obligations at opt-out points in accordance with Section 8, in which case the Party continuing with development may assume all responsibility for the ongoing development and commercialization of the applicable Functional Genomics Product, at its sole expense, and shall pay royalties to the opt-out Party as set forth in Section 8.

If, [***], then, in addition to the opt-out rights provided in Section 8, VIR shall [***].  If VIR [***], provided that with respect to [***], if GSK [***], then, [***].

If a Party elects to exercise the opt-out right with respect to a Collaboration Target (including, with respect to VIR, the Target Selection Opt-Out), and at the time such Party opts out, there is a Functional Genomics Product being progressed that is directed to such Collaboration Target, then unless the Parties mutually agree otherwise, [***].  Subject to the foregoing, after a Party exercises its right to opt out with respect to a Collaboration Target, such opt-out Party shall have the right, either alone or via an Affiliate or partnering with a third party, to develop programs and exploit products and compounds directed to such Target outside the Collaboration provided that (a) such Party does not use the Collaboration Screening Data to initiate or conduct such programs, and (b) [***].

Independent Programs

If, at the time a Target is selected by the JSC as a Collaboration Target, such Target is the subject of an Independent Program of a Party (either by itself, through an Affiliate or with a third party) outside the Collaboration, then, such Party shall have the right to continue with such Independent Program, provided such Party shall [***] in connection with such Independent Program. For purposes of this PCA, “Independent Program” means, with respect to a given Target and a Party, a program of such Party or its Affiliates [***].

If, at the time a Target is selected by the JSC as a Collaboration Target, [***].

Development of Rejected Targets

With respect to Targets not approved by the JRDC for progression into Target Validation Studies, or not selected by the JSC to be a Collaboration Target for inclusion in the applicable Development Plan (each, a “Rejected Target”), the following terms shall apply:

(a)Subject to subclause (c) below, either Party may progress such Rejected Target independently, either alone or via an Affiliate or partnering with a third party (each, a “Rejected Target Program”), and [***], provided that except as set forth in subclause (b) below, neither Party shall [***] until [***]. For clarity, except for [***], either Party shall have [***] (except as set forth in subclause (d) below), in any Rejected Target Program.

(b)  Notwithstanding subclause (a), during [***], subject to subclause (c) below, if a Party wishes to pursue further development activities in a [***] with respect to a Rejected Target [***] then such Party would be permitted to do so, provided that (i) if a Party develops [***], and wishes to continue further development, or (ii) if such Party wishes to [***] in connection with a [***]; then in each case (i) or (ii) such Party shall [***] as a Collaboration Target.  The New DCA will set out a mechanism and timing for [***], and if the Parties do not agree to [***] within the Collaboration at such time, the offering Party would be [***], itself or with any Affiliate or third party. For the avoidance of doubt, either Party shall have the right to [***].

(c)If a Target [***] within the Collaboration, and at such time, such Target is the subject of an Independent Program of GSK (and not of VIR), then (i) GSK shall have the right to continue with such Independent Program, provided [***] in connection with such Independent Program, and (ii) VIR may progress a [***], including in relation to [***], subject to the payment of royalties to GSK on Net Sales of products arising from such Rejected Target Program pursuant to subclause (d) below.

(d)If a Party elects to progress a Rejected Target in accordance with the terms herein with respect to [***], and (i) [***], and (ii) [***], then following such regulatory approval, such Party shall pay to the other Party a royalty of [***] on Net Sales of such product directed to such Rejected Target starting from the first commercial sale of such product for such [***], for so long as such product is [***], subject to royalty reductions analogous to those set forth in Section 9.5.3 and Section 9.6.4 of the Existing Collaboration Agreement, [***].

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Additional Programs

Three (3) additional target pathogens shall be selected as described below (each a “Selected Pathogen”) to be included in the Collaboration (i.e. in addition to what is included in the Expanded Functional Genomics Program) for purposes of developing and commercializing neutralizing monoclonal antibodies directed to the Selected Pathogens (the “Additional Programs”, together with the Expanded Functional Genomics Program and the Influenza Program, “New Programs”). Notwithstanding the foregoing, the Parties agree that the existing VIR antibodies programs set forth on Appendix F-1 attached hereto shall be excluded from the Additional Programs.

Selected Pathogens

The three (3) Selected Pathogens will be chosen by GSK as follows:

(a) During the period of [***] following the PCA Effective Date, GSK may select [***] from the list of target pathogens set forth on Appendix F-2 attached hereto (the “Listed Target Pathogens”), and [***], and

(b) GSK shall have the right to select [***] at any time between the PCA Effective Date and [***] as follows: (i) GSK may select a novel target pathogen that is not in any of VIR’s existing antibody programs; or (ii) GSK may select a target pathogen from VIR’s existing antibody programs other than the Listed Target Pathogens.  For clarity, GSK [***]. For purposes of this PCA, “VIR Acquired Asset” means any VIR Asset that is in-licensed or acquired by VIR from a third party after the PCA Effective Date.  “VIR Existing mAb Programs” mean, with respect to a Selected Pathogen, any of VIR’s neutralizing monoclonal antibody programs existing prior to or as of the date such target pathogen is selected by GSK (including such programs directed to the Listed Target Pathogens but excluding, for clarity, any programs that are VIR Acquired Assets or monoclonal antibodies in such VIR Acquired Assets).

Except as otherwise provided in the preceding paragraph, GSK shall have final decision-making authority with respect to the selection of the Selected Pathogens, provided that for clarity, subject to VIR’s exclusivity obligations under Section 9 below and subsection (a) above, VIR shall not be restricted with respect to the conduct of its internal antibody programs (or from acquiring or in-licensing any antibody program from a third party) prior to GSK making such selections, provided further that [***]. Notwithstanding the foregoing, except with respect to the [***] designated by GSK from the Listed Target Pathogens, GSK shall not have the right to exercise its final decision-making authority to [***] as products directed to such Selected Pathogen.

Program mAbs

For each Selected Pathogen, the Parties may agree via the JSC, to select neutralizing monoclonal antibodies directed to such Selected Pathogen (such antibodies selected by the JSC, “Program mAbs”).  The JSC may select Program mAbs from a VIR Existing mAb Program or from the VIR Acquired Asset, provided that the selection as a Program mAb of any neutralizing monoclonal antibody that is included in a VIR Acquired Asset, but is not included in a VIR Existing mAb Program (a “VIR Acquired Asset mAb”) shall be [***]. In addition, VIR and GSK will collaborate to identify novel neutralizing monoclonal antibodies that broadly neutralize strains of the Selected Pathogen (including antibodies disclosed in the literature or brought in by a Party from research outside the collaboration in its sole discretion, subject to any obligations to a third party) and the Parties will collaborate to test and validate activity of such novel neutralizing monoclonal antibodies, upon which time [***] to include such antibody in the Development Plan as a Program mAb.  If the JSC cannot agree on the selection of Program mAbs, then, [***].

Subject to the following paragraph, the Parties will co-fund and share equally the Development Costs and Pre-Tax Profits or Losses for the development, manufacture and commercialization of the Program mAbs under the applicable Additional Programs after such Program mAbs are selected.

Either Party may elect to opt out of co-funding obligations at certain opt-out points with respect to a Program mAbs as described in Section 8 of this PCA, in which case the Party continuing with development and commercialization of such Program mAbs shall assume all responsibility for the ongoing development and commercialization activities, at its sole expense, and shall pay royalties to the opt-out Party as further described in Section 8.

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Party Assets

For each New Program,

(a) GSK is not required to include any antibodies, compounds or products or technologies, including platform technologies (collectively, “Assets”), owned or controlled by GSK or its Affiliates (“GSK Assets”) in the Collaboration as products under such New Program, [***];

(b) VIR is not required to include any Assets owned or controlled by VIR or its Affiliates (“VIR Assets”) in the Collaboration as products under such New Program, except for (i) VIR Influenza mAbs and [***], which shall be included in the Influenza Program and [***], respectively, pursuant to the terms of Section 4 and [***], respectively, and (ii) VIR Existing mAb Programs, which shall be included in the Collaboration, as applicable following the selection of a Selected Pathogen, pursuant to the terms of Section 6. VIR Assets and GSK Assets, with respect to VIR and GSK, respectively, are referred to as “Party Assets.”

Subject to the foregoing, if the Parties agree to include any Party Asset in the Collaboration, then, the Parties shall mutually agree on the relevant terms, including relevant IP terms and financial terms (which, for clarity, shall govern the financial terms for the products developed from such Party Asset under any New Program), with respect to such Party Asset before such Party Asset can be included in the Collaboration.  Notwithstanding the foregoing, and subject to [***].

Further, VIR agrees that following the PCA Effective Date, and until the date on which [***], VIR [***]. For clarity, without limiting VIR’s exclusivity obligations hereunder, the foregoing sentence is not intended to restrict VIR from [***].

Opt-Out Right

The Parties will follow the existing framework in the Existing Collaboration Agreement relating to opt-out mechanisms with respect to the product under the New Program.  Specifically, on a product-by-product basis, for each product under a New Program, either Party shall have the right to, [***] (each an “Opt-Out Point”), elect to “opt out” of its co-funding obligation with respect to such product.  If a Party exercises its right to opt out of its participation at any of the Opt-Out Points for a product, it will no longer be responsible for 50% of, nor will it have the right to receive 50% of, the Development Costs and Pre-Tax Profits or Losses for such product, provided that such opting-out Party shall continue to be responsible for its allocation of costs through the opt-out effective date and non-cancellable costs committed by the Parties prior to the opt-out effective date. After exercising an opt-out right with respect to a product under a New Program, the opt-out Party is eligible for royalties on Net Sales of such product at the rates to be agreed by the Parties and further set forth in the New DCA, [***].

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Exclusivity

Other than the exclusivity restrictions set forth herein, there will be no exclusivity provisions applicable to either Party for the Influenza Program, the Expanded Functional Genomics Program, or the Additional Programs.  In addition, none of the exclusivity restrictions set forth herein shall apply to [***].

Influenza Program:

For any VIR Influenza mAb (a) that is not approved by the JSC for inclusion in a Development Plan, or (b) that has been approved by the JSC for inclusion in a Development Plan (which, for clarity, includes VIR-2482XX2), but then development under the Development Plan ceases with respect to such VIR Influenza mAb because of its failure to meet the applicable Product Criteria (a “Discontinued VIR Influenza mAb”), then (i) if the Parties are developing another VIR Influenza mAb within the Collaboration at such time (either together or after a Party opting out), VIR shall not further develop or partner with a third party to develop such Discontinued VIR Influenza mAb without GSK’s consent, or (ii) if the Parties are not developing another VIR Influenza mAb within the Collaboration at such time (neither together nor individually), VIR shall have the right to further develop and commercialize such Discontinued VIR Influenza mAb independently, alone or with a third party.

Expanded Functional Genomics Program:

During the Research Term, neither Party shall, alone or via an Affiliate or with any third party, work on any Respiratory Viral Functional Genomic Screens [***] for Targets associated with Respiratory Viruses outside of the Collaboration without the other Party’s prior written consent, provided that, with respect to [***].

During the term of the Collaboration,

(a) With respect to any Collaboration Target, until the earlier of (i) a Party exercising its opt-out right with respect to such Collaboration Target, or (ii) five (5) years following such Target becoming a Collaboration Target (“Exclusivity Period”), neither Party shall be permitted to, alone or via an Affiliate or partnering with a third party, develop or commercialize any compounds or product directed to such Collaboration Target in [***], provided that, during the Exclusivity Period, if either Party [***] that is then being progressed within the Collaboration, alone or via an Affiliate or partnering with a third party that would otherwise conflict with the restrictions set forth in this paragraph (a), it shall, prior to initiation of such program, propose to include such product [***] to the Collaboration, and then, the following shall apply:

      (x) if the other Party agrees, then such new product [***] shall be included in the Collaboration, subject to the same terms and conditions hereunder; or

      (y) if the other Party does not agree, then the proposing Party shall have the right to further progress such program independently (alone or via an Affiliate or partnering with a third party), provided that (1) such Party shall have no right to develop or commercialize any compound or product within such program that is directed to the same Collaboration Target [***] as the Collaboration Target [***] to which any Functional Genomics Product then being progressed in the Collaboration is directed, and (2) the proposing Party shall ensure that no confidential information generated from the Collaboration is used for such product outside the Collaboration.

(b) During the Research Term, except as set forth under subclause (c) of the section above entitled “Development of Rejected Targets”, [***].

Notwithstanding the foregoing subclauses (a) and (b), with respect to an Independent Program of a Party directed to a Target that exists as of the date that Screening Data Analysis is provided to the JRDC for such Target, such Party may, in its discretion: (i) continue with such Independent Program, subject to the limitations on use of the Collaboration Screening Data set forth above, provided that such Party shall not, [***]; or (ii) subject to any pre-existing obligation to a third party and agreement of such Party, offer to include such Independent Program in the Collaboration, at which time the Parties will negotiate in good faith the terms upon which such Independent Program would be included in the Collaboration.  If [***].

Additional Programs:

During the Research Term, with respect to each Selected Pathogen under an Additional Program, prior to a Party exercising its opt-out right with respect to such Selected Pathogen, (a) VIR shall not, alone or via an Affiliate or partnering with a third party, develop or commercialize any compound or product [(whether or not such compound or product is an antibody)] directed to such Selected Pathogen, and (b) GSK shall not, alone or via an Affiliate or partnering with a third party, develop or commercialize any [neutralizing monoclonal antibody therapeutic] product directed to such Selected Pathogen, in each case ((a) and (b)), outside the Collaboration.  Notwithstanding the foregoing, if at the time a Selected Pathogen is determined, a Party has, either alone or via an Affiliate or partnering with a third party, a program directed to such Selected Pathogen, then such Party may, in its discretion: (i) continue with such program, provided that such Party shall not, [***]; or (ii) subject to any pre-existing obligation to a third party and agreement of such Party, offer to include such program in the Collaboration, at which time the Parties will negotiate in good faith the terms upon which such program would be included in the Collaboration.

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Intellectual Property

The Parties acknowledge and agree that, without limiting the exclusive obligations one Party has with respect to the other Party as set forth in other provisions of this PCA, and solely for the purposes of enabling the other Party to perform its obligations under this PCA during the period between the PCA Effective Date and the effective date of the New DCA (such period, the “Transitional Period” and such purpose, the “Limited Purpose”), each Party hereby grants to the other Party, a non-exclusive, royalty-free, non-sublicensable and non-transferrable license under any Patents or Know-How Controlled by such Party solely to the extent necessary for the Limited Purpose during the Transitional Period (the “Transitional License”). Any rights of a Party not expressly granted to the other Party under the provisions of this PCA will be retained by such first Party.

Under the New DCA, VIR will grant to GSK exclusive licenses to sell, distribute and otherwise commercialize the antibodies in its influenza program, other than its compound VIR-2482, which is subject to the Option, in each as contemplated herein.  Exclusive licenses will also be granted to GSK for products arising from the functional genomics and additional antibody programs as contemplated herein.  Following the PCA Effective Date, the Parties will negotiate in good faith full intellectual property provisions, which will be set forth in the New DCA and will supersede the Transitional License on the effective date of the New DCA.

Third Party Technologies

The Parties, [***], will discuss and mutually agree upon any third party technologies (other than the VIR Licensed Technology and the GSK Licensed Technology) that are [***]. If the Parties do not mutually agree, [***] will decide whether any third party technologies are [***] in accordance with the terms of the Existing Collaboration Agreement.

If the [***] agrees or [***] determines the third party technology is [***] will be borne as a Development Cost and Pre-Tax Profits or Losses under the applicable New Program, and subject to the opt-out provisions, allocated between the Parties in accordance with the cost-sharing ratios applicable thereto.

Governance

The existing governance framework in the Existing Collaboration Agreement shall apply to the Expanded Functional Genomics Program, the Influenza Program, and the Additional Programs, provided that GSK shall, [***] with respect to research, development, manufacture, and commercialization activities for the Influenza Program, the Expanded Functional Genomics Program and the Additional Programs as the lead party, except with respect to any development and Manufacturing activities with respect to VIR-2482 prior to the VIR-2482 Program Effective Date.

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Manufacturing

VIR Manufacturing: VIR will lead Phase II and Phase III Manufacturing and supply for VIR-2482 prior to GSK exercising the Option and, if applicable, until the VIR-2482 Program Effective Date. [***]. For clarity, GSK shall be the lead party for Commercial Manufacturing and supply for VIR-2482, after the VIR-2482 Program Effective Date.

GSK Manufacturing: GSK shall be the lead party for clinical and Commercial Manufacturing and supply for the Influenza Program (except with respect to VIR-2482 to the extent provided otherwise pursuant to the paragraph above), Expanded Functional Genomics Program and the Additional Program, provided that [***] shall determine Manufacturing responsibility for preclinical and Phase I and Phase II clinical Manufacturing for Additional Programs, with GSK having final decision-making authority.

Research and Development:

The Parties will follow the existing framework in the Existing Collaboration Agreement relating to research and development, and the preparation of development plans (each such plan, including associated budget, a “Development Plan”), provided that (a) GSK shall be the lead party and primarily responsible for development of products under the Influenza Program (and with respect to VIR-2482, after the VIR-2482 Program Effective Date, if GSK exercises the Option) and (b) the Parties, [***], will determine which Party will be the lead Party and primarily responsible for development of products under the Expanded Functional Genomics Program and the Additional Programs, provided that if the Parties cannot agree at the JSC, GSK will have final decision-making authority.

Commercial

GSK shall be the lead party and primarily responsible for Commercial Manufacturing, and commercialization and will [book 100% of the sales of products] under the Expanded Functional Genomics Program, the Influenza Program and the Additional Programs. VIR and GSK each will share 50% of the Pre-Tax Profits or Losses for any product commercialized under a New Program, subject to the opt-out mechanism set forth in Section 8 with respect to each such product.  A commercialization plan for each product under a New Program (each, a “Commercialization Plan”) will be agreed to between the Parties according to the framework in Section 7.2 of the Existing Collaboration Agreement.

Financial Consideration to VIR

Upfront Payment:  GSK will make an upfront payment of $225 Million USD as follows: (a) $112.5 Million USD will be payable within [***] following the PCA Effective Date; and (b) $112.5 Million USD will be payable within [***] following the effective date of the New DCA.

Option Exercise Fee:  Following the VIR-2482 Program Effective Date, GSK will pay VIR a one-time option exercise fee (the “Option Exercise Fee”) as follows within [***] of the Option Exercise Fee:

•If, at the time GSK exercises the Option, VIR-2482 has satisfied the Product Criteria, the Option Exercise Fee shall be $300 Million USD;

•If, at the time GSK exercises the Option, VIR-2482 has not satisfied the Product Criteria, then the Parties will negotiate in good faith for a period of [***] to agree upon the applicable Option Exercise Fee. If the Parties are unable to agree within such period, then it will be deemed that GSK has withdrawn its Option exercise, and there is no Option Exercise Fee payable by GSK, in which case, VIR may continue the development and commercialization of VIR-2482, alone or in partnership with a third party, without further obligation to GSK, provided that if, [***], VIR [***].

Milestone payments to VIR:  GSK will pay VIR a one-time $200 Million USD upon [***] (the “Milestone Payment”); provided that, if [***] for VIR-2482, VIR-2482XX2 or any other VIR Influenza mAb (the “VIR Influenza Products”), and the applicable VIR Influenza Product [***], then the Milestone Payment shall not exceed $200 Million and will be an amount that the Parties negotiate in good faith at the time of GSK’s exercise of the Option (with respect to VIR-2482) or at the equivalent point in development for any other VIR Influenza Product, provided that, if the Parties cannot agree on the amount of the Milestone Payment within [***], the Parties will submit such dispute [***]. The mechanism for such expert determination will be further set forth in the New DCA, and such [***] for the applicable VIR Influenza Product, based on [***], provided that such Milestone Payment shall not exceed $200 Million. GSK shall make the applicable Milestone Payment within [***].

Notwithstanding the foregoing, if GSK pays VIR [***], and subsequently, a second VIR Influenza Product [***], GSK shall [***] $200 Million.

For clarity, the maximum aggregate amount of Milestone Payments payable for all applicable VIR Influenza Products shall not exceed $200 Million.

Existing Third Party Payment Obligations

VIR has disclosed to GSK and Parties have agreed on all royalties and payments payable to third parties under third party agreements in connection with the Influenza Program existing as of the PCA Execution Date, as set forth on Appendix G (“Existing Third Party Payment Obligations”). GSK shall [***]. In addition, VIR shall disclose to GSK in advance any royalties and payments payable to third parties with respect to any VIR Influenza mAb, Target, Selected Pathogen or Program mAb in connection with the selection process for such Target or antibody. All Existing Third Party Payment Obligations incurred after the PCA Effective Date (and with respect to VIR-2482, after the VIR-2482 Program Effective Date if the Option is exercised by GSK) to the extent relating to products developed, manufactured or commercialized under the Influenza Program, and any royalties and payments payable to third parties with respect to any VIR Influenza mAb, Target, Selected Pathogen or Program mAb that are disclosed by VIR and agreed by the Parties (or, if the Parties cannot agree, reasonably determined by [***]) in connection with the selection process for such Target or antibody to the extent relating to products developed, manufactured or commercialized under a New Program will be included as Development Costs and/or Pre-Tax Profits or Losses, and will be shared by the Parties in accordance with the applicable financial terms as described in this PCA following the PCA Effective Date, and in the case of VIR-2482, after the VIR-2482 Program Effective Date if the Option is exercised by GSK, in each case, subject to any applicable opt-out mechanics set forth in Section 8.  For clarity, VIR shall [***].  Notwithstanding the foregoing, VIR shall [***].

All amounts referenced herein are in US dollars (“USD”).

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Diligence

Each of GSK and VIR will use Commercially Reasonable Efforts (as defined in the Existing Collaboration Agreement, mutatis mutandis, and subject to further modifications as may be agreed by the Parties herein or in the New DCA) to perform its obligations assigned to it under each Development Plan, and, where applicable, to seek and obtain regulatory approval (including pricing and reimbursement approvals) for, and commercialize each product under the applicable New Program, in each case, in a substantially similar manner as those set forth in the Existing Collaboration Agreement.

Representations and Warranties; Pre-Closing Covenants

VIR hereby makes the representations and warranties and agrees to the pre-closing covenants, in each case, as set forth in Appendix H. The New DCA will contain additional representations and warranties, and post-closing covenants, including those relating to [***], in each case, that are analogous to those set forth in the Existing Collaboration Agreement. In addition, the New DCA will include provisions for VIR to provide [***], provided that [***].

Term and Termination

For the Expanded Functional Genomics Program, the Influenza Program, and each of the Additional Programs, the initial research term will be for a period of three years from the PCA Effective Date (the “Research Term”).

This PCA may be terminated by either VIR or GSK, upon written notice to the other Party, if any of the conditions set forth in clauses (a) to (c) in the definition of  “PCA Effective Date” has not occurred on or before June 30, 2021. In such event, neither party shall have any further obligations under this PCA.

This PCA shall terminate upon execution of the New DCA.  On a program-by-program basis, the New DCA will remain in effect for each of the New Programs until such time as there is no product (including any product for which a Party has exercised its opt-out right) being Developed or Commercialized under a particular New Program.

The Parties further agree that Sections 14.2 (Mutual Termination), 14.3 (Termination for Cause) and 14.4 (Termination for Insolvency), as well as Article 15 (Effects of Expiration or Termination) shall apply to the New Programs under this PCA mutatis mutandis, subject to further modifications as may be agreed by the Parties herein or in the New DCA.

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Confidentiality

Any proprietary or confidential information disclosed by a Party to the other Party in connection with the transactions contemplated under this PCA shall be deemed as confidential information of the disclosing Party, and the receiving Party shall be bound by the terms and conditions analogous to those set forth in Article 16 of the Existing Collaboration Agreement; provided that the definition of confidential information for purposes of this PCA will be as set forth in the [***] (the “CDA”). The terms of this PCA shall be deemed as confidential information (as defined in the CDA) of both Parties.  This Confidentiality provision of the PCA shall be specifically binding upon both Parties as of the PCA Execution Date.

Press Release

The Parties shall agree upon a joint press release, as further set forth in Section 11.15 of the Stock Purchase Agreement, which shall also govern each Party’s right to disclose this PCA and the terms thereof.

HSR Filing

Subject to the terms and conditions of this PCA, each of GSK and VIR will [***] to take, or cause to be taken, such actions and to do, or cause to be done, such things as are necessary, proper or advisable under applicable law to consummate the transactions contemplated by this PCA, and the Stock Purchase Agreement and the negotiation and entry into the New DCA, as soon as practicable after the date hereof, [***]. In furtherance and not in limitation of the foregoing, each of GSK and VIR agrees to (i) file or cause to be filed with the Federal Trade Commission (“FTC”) and the Department of Justice (“DOJ”) any notifications required to be filed under the HSR Act no later than [***] or if the DOJ and FTC are not accepting filings on such day, on the first day thereafter that filings are accepted (unless otherwise mutually agreed to by the parties), and (ii) use commercially reasonable efforts to obtain as promptly as practicable the termination or expiration of any waiting period under the HSR Act, including by filing as soon as practicable and advisable any supplemental or additional information which may reasonably be requested by the FTC or the DOJ or any other governmental authority in connection with applicable antitrust law; however, that notwithstanding anything to the contrary in this PCA or in the Stock Purchase Agreement, neither VIR nor GSK, nor any of their respective Affiliates, shall be obligated to (x) sell, divest (including through a license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of VIR or GSK or any of their Affiliates (or consent to any of the foregoing actions); or (y) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a governmental authority seeking to delay or prevent the consummation of transactions contemplated by this PCA and the Stock Purchase Agreement or impose any of the restrictions referenced in clause (x).  [***].

Each of GSK and VIR shall [***] to provide or cause to be provided promptly all assistance and cooperation to allow GSK and VIR to prepare and submit any filings or submissions under the HSR Act, including providing to GSK and VIR, as applicable, any information that it may require for the purpose of any filing, notification, application or request for further information made in respect of any such filing.

Each of GSK and VIR shall, in connection with the transactions contemplated hereby, and the obtaining of all waiting period expirations or terminations, consents, clearances, waivers, licenses, orders, registrations, approvals, permits and authorizations under the HSR Act or any other antitrust law, with respect to actions taken on or after the PCA Execution Date, without limitation: [***].

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Dispute Resolution

This PCA and the New DCA are and will be governed by and construed under the laws of the State of Delaware, without reference to conflicts of law principles. The dispute resolution mechanism set forth in Section 20.1 (Dispute Resolution) of the Existing Collaboration Agreement shall apply, mutatis mutandis (subject to further modifications as may be agreed by the Parties herein or in the New DCA), with respect to any dispute relating to the subject matter of the PCA, except with respect to a Definitive Agreement Terms Dispute (as defined below) or any dispute contemplated in the remainder of this paragraph.

If the Parties are unable to reach agreement on the final terms of the New DCA within ninety (90) days of the PCA Effective Date (a “Definitive Agreement Terms Dispute”), the Parties agree that any dispute regarding the final terms of the New DCA will be finally resolved by [***] arbitration pursuant to the provisions set forth on Appendix I. The Parties further agree that during the pendency of a Definitive Agreement Terms Dispute, (a) any dispute regarding the interpretation of any term of the Existing Collaboration Agreement unrelated to the subject of this PCA shall be resolved in accordance with dispute resolution provisions contained therein, and (b) any dispute regarding the interpretation of any term of this PCA and its implementation in the New DCA shall be finally resolved in accordance with Appendix I and shall be consolidated into any pending arbitration.

The Parties further agree that it is intended that [***] arbitration pursuant to the provisions set forth on Appendix I controls all disputes among the Parties related to resolving gaps or indefinite terms in this PCA or the New DCA, and each Party agrees not to bring such claims pursuant to the dispute resolution provisions set forth in the Existing Collaboration Agreement.

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Other Provisions

Except as otherwise set forth herein, the New DCA will contain other provisions substantially similar to those set forth in the Existing Collaboration Agreement (subject to any additional findings in the due diligence reviews), including customary indemnity provisions, except as otherwise agreed by the Parties.

The following provisions of the Existing Collaboration Agreement shall apply to this PCA and the New DCA with respect to the subject herein and therein, mutatis mutandis, subject to further modifications as may be agreed by the Parties herein or in the New DCA:

Section 17.4 (Disclaimer of Warranty), Section 18.3 (Limitation of Consequential Damages), Article 19 (Anti-Bribery and Anti-Corruption (all)), Section 20.1 (Dispute Resolution), Section 20.2 (Equitable Relief), Section 20.3 (Governing Law), Section 20.8 (Export Clause), Section 20.9 (Waiver), Section 20.10 (Severability), Section 20.12 (Independent Contractors), Section 20.13 (Headings), Section 20.14 (Further Actions), Section 20.15 (Books and Records), Section 20.16 - (Construction (prior SPA provision should apply)), Section 20.17 (Supremacy), Section 20.18 (Counterparts), Section 20.19 (No Third Party Beneficiaries) (collectively, “Applicable Provisions”).

Signature Page Follows

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In Witness Whereof, GSK and VIR have caused this Preliminary Collaboration Agreement to be duly executed as of the PCA Execution Date.

Glaxo Wellcome UK Limited By: /s/ John Sadler Its: Authorized Signatory, for and on behalf of Edinburgh Pharmaceutical Industries Limited, Corporate Director
VIR Biotechnology, Inc. By: /s/ George Scangos Its: Chief Executive Officer

Signature Page to the Preliminary Collaboration Agreement

Appendix A

Existing Third Party Agreements

[***]

Appendix B

VIR-2482 and VIR-2482XX2 Product Criteria

[***]

Appendix C

VIR-2482 & VIR-2482XX2 Clinical Development Plans

[***]

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Appendix D

VIR-2482 Option Data Package

[***]

Appendix E

Expanded Functional Genomics Program Flow Chart

(See Attached)

[***]

Appendix F

F-1

Excluded Target Pathogens

[***]

F-2

Listed Target Pathogens

[***]

Appendix G

Existing Third Party Payment Obligations

[***]

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Appendix H

Representations, Warranties and Covenants

1.1.Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as of the PCA Execution Date and the PCA Effective Date as follows:

(a)such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate or other organizational power and authority and legal right to enter into this Preliminary Collaboration Agreement and to carry out the provisions hereof;

(b)such Party has the right to grant the licenses to the other Party purported to be granted pursuant to this Preliminary Collaboration Agreement;

(c)such Party has taken all necessary action on its part required to authorize the execution and delivery of this Preliminary Collaboration Agreement and the performance of its obligations hereunder;

(d)such Party has received all necessary laboratory licenses and certificates with respect to facilities within such Party’s ownership or control sufficient to allow such Party to conduct the activities assigned to such Party under this Preliminary Collaboration Agreement, and such Party is in compliance with the requirements of such licenses and certificates;

(e)this Preliminary Collaboration Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with the terms and conditions hereof, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

(f)the execution, delivery and performance of this Preliminary Collaboration Agreement by such Party (i) will not constitute a default under, or conflict with, any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound; (ii) violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party; and (iii) is not prohibited or limited by, and shall not result in the breach of or a default under, any provision of the certificate or articles of incorporation or bylaws or other similar governing document of such Party;

(g)except for any filings that may be required to comply with the HSR Act or any other applicable antitrust law, no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Preliminary Collaboration Agreement or any other agreement or instrument executed in connection herewith, including the New DCA, or for the performance by it of its obligations under this Preliminary Collaboration Agreement and such other agreements;

(h)such Party and its Affiliates have not employed (and, to its knowledge, has not used a (sub)contractor or consultant that has employed) and, during the Term, will not knowingly employ (or, to its knowledge, use any (sub)contractor or consultant that employs, provided that such Party may reasonably rely on a representation made by such (sub)contractor or consultant) any Person debarred by the

FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent); and

(i)each Party and its Affiliates performing activities under the Collaboration has in place or will have in place prior to its conduct of its activities under the Collaboration a written agreement with its employees and other personnel it appoints to perform such activities hereunder sufficient to ensure that such Party has sufficient ownership or license rights to any Program Technology developed or created by such Party to grant the rights to the other Party as required to be granted under the Preliminary Collaboration Agreement;

1.2.Representations and Warranties of VIR.  VIR hereby represents and warrants to GSK, as of the [***], each as follows:

(a)except as [***] disclosed by VIR [***] to GSK’s [***], VIR or one of its Affiliates solely owns or exclusively licenses and Controls the Existing Program Compounds1 and VIR 2482 Licensed Technology2;

(b)except as [***] disclosed by VIR [***] to GSK’s [***], neither VIR nor any of its Affiliates has entered into any agreement (other than agreements with subcontractors) granting any right, interest or claim in or to, any Existing Program Compounds or VIR 2482 Licensed Technology, in each case, that would conflict with the rights and licenses to GSK as required to be granted in the PCA or as contemplated herein to be granted in the New DCA;

(c)except as [***] disclosed by VIR [***] to GSK’s [***], neither VIR nor any of its Affiliates has previously entered into any agreement, whether written or oral, to assign, transfer, license, convey or otherwise encumber its right, title or interest in or to any Patent or Know-How that is necessary for the Development, Manufacture, or Commercialization of Existing Program Compounds where such Patent or Know-How would be VIR 2482 Licensed Technology, but for such assignment, transfer, license, conveyance or encumbrance;

(d)except as [***] disclosed by VIR [***] to GSK’s [***], all agreements entered into by VIR regarding any Existing Program Compounds or VIR 2482 Licensed Technology, as amended to the date hereof (“Vir License Agreements”) are in full force and effect; VIR is not [***]; and VIR has not given or received any notice of default, or to VIR’s Knowledge, any event which with the lapse of time would constitute a default under any Vir License Agreement or would give any third party any right of termination, cancellation, or acceleration of any performance under any Vir License Agreements, or result in the loss of any rights of VIR thereunder;

(e)except as [***] disclosed by VIR [***] to GSK’s [***], VIR has not granted any right to any third party that would conflict with the rights granted to GSK under the PCA or contemplated to be granted to GSK under the New DCA with respect to the Existing Program Compounds and VIR 2482 Licensed Technology;

[1]	“Existing Program Compounds” means VIR-2482 and VIR 2482XX2.
[2]

  “VIR 2482 Licensed Technology” means all Patents and Know-how that are Controlled by VIR or its Affiliates as of the PCA Execution Date or anytime thereafter up to and including the PCA Effective Date, and that are necessary or reasonably useful for the Development, Manufacture and Commercialization of VIR-2482 or VIR-2482XX2.

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(f)each Person who [***] and that [***] has assigned and has executed an agreement assigning its entire right, title and interest in and to such VIR 2482 Licensed Technology to VIR or one of its Affiliates;

(g)all Patents that are included in the VIR 2482 Licensed Technology (“VIR Licensed Patents”) are subsisting and all VIR Licensed Patents for which VIR controls prosecution and maintenance activities are being diligently prosecuted in the patent offices in accordance with applicable law and, to VIR’s Knowledge, are not invalid or unenforceable in whole or in part;

(h)to VIR’s Knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate any VIR 2482 Licensed Technology and to VIR’s Knowledge there are no activities by Third Parties that would constitute infringement or misappropriation of the VIR 2482 Licensed Technology;

(i)except as [***] disclosed by VIR [***] to GSK’s [***], no claim or litigation has been brought or threatened in writing by any Person against VIR or any of its Affiliates alleging, and VIR has no Knowledge of any reasonable basis for any such claim or allegation, whether or not asserted, that (A) any VIR Licensed Patents are invalid or unenforceable, or (B) the use or practice of any VIR 2482 Licensed Technology, or [***], does or will violate, infringe, misappropriate or otherwise conflict or interfere with, any Patent or other intellectual property or proprietary right of any Third Party;

(j)VIR has provided or made available to GSK [***];

(k)VIR has provided or made available to GSK all material adverse information with respect to the safety and efficacy of the Existing Program Compounds of which VIR is aware and to VIR’s Knowledge is or could be reportable to the Applicable Regulatory Authorities;

(l)[***];

(m)[***];

(n)except as [***] disclosed by VIR [***] to GSK’s [***];

(o)except as [***] disclosed by VIR [***] to GSK’s [***], VIR or one of its Affiliates has obtained the right (including under any Patents and other intellectual property rights) to use all information and all other materials (including any formulations and manufacturing processes and procedures) developed or delivered by any Third Party under any agreements between VIR or one of its Affiliates and any such Third Party with respect to any Existing Program Compounds to the extent necessary to provide GSK with the rights granted to it hereunder, and VIR or one of its Affiliates has the rights to grant GSK the right to use such information or other materials in the Development or Commercialization of the Existing Program Compounds as contemplated in the Preliminary Collaboration Agreement;

(p)VIR is in material compliance with (i) all applicable laws relating to data privacy and data security, including with respect to the collection, use, storage, sharing, transfer, disposition, protection and processing of personally identifiable information (PII); (ii) all privacy policies and other related policies, programs and other notices of VIR relating to the privacy, protection and security of PII; and (iii) all contractual and other legal requirements to which VIR is subject with respect to the privacy, protection, and security of PII; and has in place reasonable safeguards to protect the confidentiality and security of PII, including from unauthorized access or misuse, based on applicable law;

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(q)[***];

(r)[***];

(s)[***]; and

(t)[***].

1.3.[***].

(a)[***]; and

(b)[***].

1.4.Disclaimer of Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS PRELIMINARY COLLABORATION AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, AND BOTH PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

CERTAIN COVENANTS

1.1Mutual Covenants.

(a)Immediately following the PCA Execution Date, VIR and GSK shall commence negotiations with the intent to enter into the New DCA.  VIR and GSK shall [***] to negotiate diligently and agree upon final terms for the New DCA as promptly as practicable following the PCA Execution Date and in no event later than the later of (x) the PCA Effective Date and (y) ninety (90) days following the PCA Execution Date (or such longer period as VIR and GSK may mutually agree in writing) (the “Negotiation Period”).  For the avoidance of doubt, entry into the New DCA is not a condition to the effectiveness of this Preliminary Collaboration Agreement.  If the New DCA has not been finalized and executed prior to the PCA Effective Date, then, on and after the PCA Effective Date, this Preliminary Collaboration Agreement, which is binding and governs the Parties’ collaboration relationship, shall continue in full force and effect and VIR and GSK shall continue to negotiate or otherwise finalize the New DCA in accordance with Appendix I of this Preliminary Collaboration Agreement.

(b)Each of VIR and GSK shall duly execute and deliver the New DCA, on final terms as are (a) mutually agreed by VIR and GSK within the Negotiation Period, or (b) in the absence of such mutual agreement, determined in accordance with Appendix I of this Preliminary Collaboration Agreement.

(c)Upon execution by the Parties, this Preliminary Collaboration Agreement shall be a fully integrated and binding agreement and in full force and effect, subject only to the satisfaction of the conditions set forth therein.  Neither Party, nor any of their respective Affiliates shall seek to assert that this Preliminary Collaboration Agreement or any term thereof is unenforceable for vagueness, or for not having sufficiently clear or defined terms, for failure of consideration or because it lacks any essential term for enforcement and each of VIR and GSK, on behalf of themselves and their Affiliates, hereby waive any right to make such an assertion.  To the extent that any material term has not been included in this Preliminary Collaboration Agreement, VIR and GSK agree that such term (or terms) will be provided through the process set forth in Appendix I of this Preliminary Collaboration Agreement and will be binding and enforceable as if it had been included in this Preliminary Collaboration Agreement.

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1.2Pre-Closing Negative Covenants of VIR.  During the period beginning on the PCA Execution Date and ending on the PCA Effective Date, VIR shall not, and shall cause its Affiliates not to, without the prior written consent of GSK (such consent not to be unreasonably withheld, conditioned or delayed):

(a)enter into any agreement with any Third Party, whether written or oral, with respect to, or otherwise assign, transfer, license or convey its right, title or interest in or to, the VIR 2482 Licensed Technology relating to any Existing Program Compounds, in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by VIR to GSK under this Preliminary Collaboration Agreement;

(b)(i) sell, out-license or otherwise dispose of any assets or rights relating to Existing Program Compounds, in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by VIR to GSK under this Preliminary Collaboration Agreement, (ii) amend any agreements, licenses or other rights of VIR or any of its Affiliates relating to Existing Program Compounds, in each case, in a manner that creates a material conflict with the rights granted or purported to be granted by VIR to GSK under this Preliminary Collaboration Agreement, or (iii) grant any security interest or otherwise encumber material assets and properties (including VIR 2482 Licensed Technology), relating to any Existing Program Compounds;

(c)(i) compromise, settle or agree to settle any litigation, dispute, action or other proceeding or institute any such litigation, dispute, action or other proceeding, in each case, concerning any VIR 2482 Licensed Technology that is material to any Existing Program Compounds, or (ii) fail to take any action necessary or advisable to protect or maintain any VIR 2482 Licensed Technology that is material to any Existing Program Compounds; provided that none of the foregoing shall be interpreted as requiring VIR or any of its Affiliates to commence any such litigation, dispute, action or other proceeding;

(d)(i) enter into any material agreement relating to any Existing Program Compounds, or (ii) enter into any agreement pertaining to a merger, sale, acquisition, licensing, development, manufacturing, distribution, co-development, marketing or co-marketing arrangement, or any contract containing exclusivity provisions or restrictive covenants relating to any Existing Program Compounds, in each case ((i) and (ii)), that creates a conflict with the rights granted or purported to be granted by VIR under this Preliminary Collaboration Agreement; or

(e)enter into any agreement with any Third Party, whether written or oral, with respect to contract manufacturing arrangements related to the Influenza Program other than Manufacturing and supply for Phase III Clinical Studies for VIR-2482, if the costs of supply thereunder would be shared by the Parties pursuant to the Collaboration.

(f)[***].

1.3Pre-Closing Affirmative Covenants of VIR.  During the period beginning on the PCA Execution Date and ending on the PCA Effective Date, VIR covenants that:

(a)VIR shall, and shall cause its Affiliates and its and their respective contractors, licensees and consultants to, conduct VIR’s existing functional genomics program, VIR’s existing programs relating to VIR Influenza mAbs, and all other activities relating to the Existing Program Compounds undertaken pursuant to this Preliminary Collaboration Agreement in accordance with Applicable Law;

(b)with respect to all intellectual property that it purports to license to GSK under this Preliminary Collaboration Agreement that is, may be or becomes subject to the Bayh-Dole Act, VIR shall,

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and shall cause its Affiliates and the relevant research partners to, continue to comply with the applicable provisions of the Bayh-Dole Act, in a manner that protects and preserves VIR’s right, title and interest in the subject intellectual property to the maximum extent permitted by Applicable Law;

(c)VIR shall [***] notify GSK of the occurrence of a Key Product Event, and in no event more than [***] after such occurrence.  “Key Product Event” means any event with respect to VIR-2482: (a) is determined by an independent safety review committee overseeing the safety of the relevant clinical trial to be directly related to VIR-2482, in such program and (i) to have resulted in death, (ii) been life-threatening, (iii) required inpatient hospitalization or a significant prolongation of existing hospitalization, (iv) resulted in persistent or significant disability or incapacity, (v) resulted in a congenital anomaly or birth defect or (vi) required significant intervention to prevent permanent impairment or damage; and (b) results in any Applicable Regulatory Authority (as defined in the Stock Purchase Agreement) placing a clinical hold on such program; and

(d)[***].

1.4Nothing contained in this Preliminary Collaboration Agreement shall be deemed to give GSK, directly or indirectly, the right to control or direct the business of VIR prior to the PCA Effective Date.  Prior to the PCA Effective Date, VIR and its subsidiaries shall exercise, consistent with the terms and conditions of this Preliminary Collaboration Agreement and the Stock Purchase Agreement, complete control over their businesses and operations.

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Appendix I

Arbitration for Failure to Agree on Final New DCA Terms

[***]